UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2025

Alussa Energy Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42953	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1001 S Capital of Texas Hwy Building L, Suite 250 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

+1 (512) 904-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ALUB U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ALUB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ALUB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2025, the Registration Statement on Form S-1 (SEC File No. 333-290822) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units of Alussa Energy Acquisition Corp. II (the “Company”) became effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933.

On November 12, 2025, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated November 12, 2025, among the Company and Santander US Capital Markets LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Warrant Agreement, dated November 12, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Letter Agreement, dated November 12, 2025, among the Company, Alussa Energy Sponsor II LLC (the “Sponsor”), and the other parties thereto, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated November 12, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Registration Rights Agreement, dated November 12, 2025, among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated November 12, 2025, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Private Placement Warrants Purchase Agreement, dated November 12, 2025, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and W. Richard Anderson, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Ole Slorer, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Benjamin W. Atkins, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Daniel Barcelo, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Chi Chow, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Maurice Dijols, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Philippe Lanier, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Peter Matrai, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and Jesse Peltan, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated November 12, 2025, between the Company and John Wu, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, on November 7, 2025, the Company adopted an amended and restated memorandum and articles of association, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On November 12, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated November 12, 2025, among the Company and Santander US Capital Markets LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated November 12, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated November 12, 2025, among the Company, the Sponsor and the other parties thereto.
10.2	Investment Management Trust Agreement, dated November 12, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated November 12, 2025, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, November 12, 2025, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated November 12, 2025, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated November 12, 2025, between the Company and W. Richard Anderson.
10.7	Indemnity Agreement, dated November 12, 2025, between the Company and Ole Slorer.
10.8	Indemnity Agreement, dated November 12, 2025, between the Company and Benjamin W. Atkins.
10.9	Indemnity Agreement, dated November 12, 2025, between the Company and Daniel Barcelo.
10.10	Indemnity Agreement, dated November 12, 2025, between the Company and Chi Chow.
10.11	Indemnity Agreement, dated November 12, 2025, between the Company and Maurice Dijols.
10.12	Indemnity Agreement, dated November 12, 2025, between the Company and Philippe Lanier.
10.13	Indemnity Agreement, dated November 12, 2025, between the Company and Peter Matrai.
10.14	Indemnity Agreement, dated November 12, 2025, between the Company and Jesse Peltan.
10.15	Indemnity Agreement, dated November 12, 2025, between the Company and John Wu.
99.1	Press Release, dated November 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alussa Energy Acquisition Corp. II

Date: November 12, 2025	By:	/s/ Ole Slorer
		Name:	Ole Slorer
		Title:	Director and Chief Executive Officer

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